Aristotle Value Equity Fund
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 96.8%	Shares	Value
Communication Services - 5.8%
Alphabet, Inc. - Class C	62,300	$19,549,740
Verizon Communications, Inc.	239,200	9,742,616
		29,292,356

Consumer Discretionary - 6.8%
Lennar Corp. - Class A	103,200	10,608,960
Lennar Corp. - Class B	78	7,419
Lowe's Cos., Inc.	40,000	9,646,400
Sony Group Corp. - ADR	545,100	13,954,560
		34,217,339

Consumer Staples - 4.6%
Coca-Cola Co.	146,900	10,269,779
McCormick & Co., Inc.	65,801	4,481,706
Procter & Gamble Co.	57,600	8,254,656
		23,006,141

Energy - 3.7%
Coterra Energy, Inc.	349,500	9,198,840
TotalEnergies SE	143,600	9,394,312
		18,593,152

Financials - 21.8%
American International Group, Inc.	133,800	11,446,590
Ameriprise Financial, Inc.	27,800	13,631,452
Blackstone, Inc.	65,700	10,126,998
Capital One Financial Corp.	81,800	19,825,048
Cullen/Frost Bankers, Inc.	59,400	7,521,822
Mitsubishi UFJ Financial Group, Inc. - ADR (a)	718,800	11,400,168
PNC Financial Services Group, Inc.	51,000	10,645,230
US Bancorp	235,800	12,582,288
Wells Fargo & Co.	129,900	12,106,680
		109,286,276

Health Care - 9.6%
Alcon AG	110,900	8,740,029
Amgen, Inc.	38,400	12,568,704
Danaher Corp.	44,600	10,209,832
Medtronic PLC	80,300	7,713,618
Merck & Co., Inc.	84,800	8,926,048
		48,158,231

Industrials - 11.5%
General Dynamics Corp.	32,600	10,975,116
Oshkosh Corp.	61,700	7,751,371
Parker-Hannifin Corp.	32,500	28,566,200
Uber Technologies, Inc. (b)	127,400	10,409,854
		57,702,541

Information Technology - 14.5%
Adobe, Inc. (b)	27,500	9,624,725
Microchip Technology, Inc.	148,100	9,436,932
Microsoft Corp.	41,500	20,070,230
QUALCOMM, Inc.	72,500	12,401,125
Synopsys, Inc. (b)	23,100	10,850,532
Teledyne Technologies, Inc. (b)	20,100	10,265,673
		72,649,217

Materials - 12.1%
Air Products and Chemicals, Inc.	34,400	8,497,488
Corteva, Inc.	238,800	16,006,764
Ecolab, Inc.	46,700	12,259,684
Martin Marietta Materials, Inc.	23,600	14,694,776
RPM International, Inc.	90,400	9,401,600
		60,860,312

Utilities - 6.4%
American Water Works Co., Inc.	73,000	9,526,500
Atmos Energy Corp.	71,827	12,040,360
Xcel Energy, Inc.	139,200	10,281,312
		31,848,172
TOTAL COMMON STOCKS (Cost $313,122,775)		485,613,737

REAL ESTATE INVESTMENT TRUSTS - 1.2%	Shares	Value
Real Estate - 1.2%
Equity LifeStyle Properties, Inc.	105,100	6,370,111
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,361,138)		6,370,111

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 1.9%	Shares	Value
Money Market Funds - 1.9%
GS Financial Square Government Fund - Institutional Class, 3.67% (c)	9,364,888	9,364,888
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $9,364,888)		9,364,888

TOTAL INVESTMENTS - 99.9% (Cost $328,848,801)		501,348,736
Money Market Deposit Account - 1.6% (d)		8,090,090
Liabilities in Excess of Other Assets - (1.5)%		(7,719,518)
TOTAL NET ASSETS - 100.0%		$501,719,308

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	All or a portion of this security is on loan as of December 31, 2025. The fair value of these securities was $9,152,311.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of December 31, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of December 31, 2025 was 3.45%.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Utilizing the valuation procedures, the Valuation Oversight Committee ("VOC") determines the level in which each investment is characterized. The VOC includes finance, operations, legal, risk and compliance members of the Trust’s Adviser, and the Trust’s Chief Legal Officer and Chief Compliance Officer. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The VOC reviews the valuation procedure periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third-party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange traded prices, transaction prices, and/or observable vendor prices.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy.

The following is a summary of the inputs used, as of December 31, 2025, in valuing the Funds’ assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$485,613,737	$–	$–	$485,613,737
Real Estate Investment Trusts	6,370,111	–	–	6,370,111
Investments Purchased with Proceeds from Securities Lending	9,364,888	–	–	9,364,888
Total Investments	$501,348,736	$–	$–	$501,348,736

Refer to the Schedule of Investments for further disaggregation of investment categories.